UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006


                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)


           Ohio                            1-11781                31-0676346
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(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


7777 Washington Village Drive, Dayton, Ohio                         45459
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  (Address ofprincipal executive offices)                         (Zip code)

                                  937-428-6360
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 31, 2006, Dayton Superior Corporation issued a press release announcing a delay in the filing of its Annual Report on Form 10-K for year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

99.1 Press Release of the Company dated March 31, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            DAYTON SUPERIOR CORPORATION


Date: March 31, 2006                        By: /s/ Edward J. Puisis
                                                --------------------------------
                                                Edward J. Puisis
                                                Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1            Press Release Dated March 31, 2006